UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exhange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011

INTERACTIVE INTELLIGENCE, INC. (Exact name of registrant as specified in its charter)

000-27385 (Commission File Number)

Indiana (State or Other Jurisdiction of Incorporation)	35-1933097 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On April 11, 2011, Interactive Intelligence, Inc., an Indiana corporation (“Interactive Intelligence”), Interactive Intelligence Group, Inc., an Indiana corporation and wholly owned subsidiary of Interactive Intelligence (“ININ Group”), and ININ Corp., an Indiana corporation and wholly owned subsidiary of ININ Group (“MergerCo”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), that provides:

•	Interactive Intelligence will merge with MergerCo (the “Merger”), with Interactive Intelligence surviving the Merger as a wholly owned subsidiary of ININ Group.

•
Each outstanding share of Interactive Intelligence common stock, par value $0.01 per share (“Interactive Intelligence Common Stock”), will automatically convert into one share of common stock of ININ Group, par value $0.01 per share (“ININ Group Common Stock”), and the current shareholders of Interactive Intelligence will become shareholders of ININ Group on a one-for-one basis, holding the same number of shares and the same ownership percentage after the reorganization as they held prior to the reorganization.

•
Each of the outstanding options to acquire shares of Interactive Intelligence Common Stock will become options to acquire an identical number of shares of ININ Group Common Stock with the same terms and conditions as before the reorganization.

•	Each outstanding restricted stock unit for shares of Interactive Intelligence Common Stock will become a restricted stock unit for an identical number of shares of ININ Group Common Stock.

Upon completion of the reorganization, ININ Group would replace Interactive Intelligence as the publicly held corporation traded on the NASDAQ Global Select Market under “ININ”, the current Interactive Intelligence symbol.  The reorganization would generally be tax-free for Interactive Intelligence’s shareholders.

It is expected that the directors and executive officers of ININ Group immediately following the reorganization would be the same individuals who were directors and executive officers, respectively, of Interactive Intelligence prior to the reorganization.

The boards of directors of Interactive Intelligence, ININ Group and MergerCo have unanimously approved the Reorganization Agreement and the transactions contemplated thereby. The Reorganization Agreement is subject to specified conditions, including approval by Interactive Intelligence’s shareholders at Interactive Intelligence’s 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  The date, time and place of the Annual Meeting will be announced by Interactive Intelligence at a later time.

The Reorganization Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the effective time of the Merger by action of the board of directors of Interactive Intelligence if it determines that for any reason the completion of the transactions provided for in the Reorganization Agreement would be inadvisable or not in the best interests of Interactive Intelligence or its shareholders.

The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 11, 2011, ININ Group filed with the Securities and Exchange Commission (the “SEC”) a preliminary joint proxy statement/prospectus (subject to completion) as part of its preliminary Registration Statement on Form S-4 relating to the Reorganization Agreement. This filing is available at the SEC’s website at http://www.sec.gov. Among other things, the filing states that the information in the preliminary joint proxy statement/prospectus “is not complete and may be changed.”

Where to Find Additional Information

Interactive Intelligence, Inc. and Interactive Intelligence Group, Inc. have filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed reorganization. INTERACTIVE INTELLIGENCE SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. The definitive proxy statement/prospectus will be mailed to Interactive Intelligence shareholders prior to the shareholder meeting.  In addition, investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about Interactive Intelligence, ININ Group, and the proposed reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about Interactive Intelligence, ININ Group, and the proposed reorganization can be obtained without charge by sending a request to Interactive Intelligence, Inc., 7601 Interactive Way, Indianapolis, Indiana 46278, Attention: Investor Relations; by calling (317) 872-3000; or by accessing them on Interactive Intelligence, Inc.’s investor relations Web page at http://investors.inin.com/.

Participants in the Solicitation

Interactive Intelligence, its directors, executive officers, certain other members of management, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Interactive Intelligence in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that Interactive Intelligence and ININ Group have filed and intend to file with the SEC in connection with the annual meeting of shareholders of Interactive Intelligence, Inc.

Item 8.01 Other Events.

On April 11, 2011, Interactive Intelligence issued a press release relating to the reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Reorganization, dated as of April 11, 2011, by and among Interactive Intelligence, Inc., Interactive Intelligence Group, Inc. and ININ Corp.
99.1	Press Release, dated April 11, 2011, issued by Interactive Intelligence, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc. (Registrant)

Date: April 11, 2011	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Agreement and Plan of Reorganization, dated as of April 11, 2011, by and among Interactive Intelligence, Inc., Interactive Intelligence Group, Inc. and ININ Corp.
99.1	Press Release, dated April 11, 2011, issued by Interactive Intelligence, Inc.